Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
1/23/03  	General Electric Co.

Shares            Price         Amount
90,000  	     $99.626       $89,663
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.425       N/A 	       0.00%	            0.02%

Broker
Lehman Brothers, Inc.

Underwriters of General Electric Co.

Underwriters     	                 Principal Amount
Lehman Brothers, Inc.		        $1,487,500,000
Morgan Stanley & Co. Incorporated      1,487,500,000
Salomon Smith Barney, Inc.	         1,487,500,000
Banc of America Securities LLC	      37,500,000
Credit Suisse First Boston LLC 	      37,500,000
Deutsche Bank Securities, Inc.		37,500,000
Goldman Sachs & Co. 			      37,500,000
J.P. Morgan Securities, Inc.		      37,500,000
Merrill Lynch, Pierce, Fenner & Smith Inc 37,500,000
UBS Warburg LLC				      37,500,000
Banc One Capital Markets, Inc.	      25,000,000
Barclays Capital, Inc.			      25,000,000
Blaylock & Partners, L.P.		      25,000,000
BNP Paribas Securities Corp.		      25,000,000
Dresdner Kleinwort Wasserstein Securities 25,000,000
Guzman & Company			            25,000,000
HSBC Securities (USA), Inc.		      25,000,000
Loop Capital Markets			      25,000,000
Ormes Capital Markets, Inc.               25,000,000
Utendahl Capital Partners, L.P.		25,000,000
The Williams Capital Group, L.P.	      25,000,000

Total                                 $5,000,000,000

Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
1/23/03  	Georgia-Pacific Corp.

Shares            Price         Amount
20,000  	     $99.36 	$19,872

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.125      N/A 	       0.00%	            0.09%

Broker
Banc of America

Underwriters of Georgia-Pacific Corp.

Underwriters*          	                 Principal Amount*
                                           $700,000,000

*Principal amount of underwriters were not available at time of filing.

Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
1/31/03  	National Rural Utilities

Shares            Price         Amount
150,000  	     $99.642	$149,463

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.60        N/A 	       0.03%	           0.95%

Broker
Lehman Brothers Holdings, Inc.

Underwriters of National Rural Utilities

Underwriters*          	                 Principal Amount*
                                           $500,000,000

*Principal amount of underwriters were not available at time of filing.

Bond Porfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
2/6/03  	Boeing Co.

Shares            Price         Amount
85,000  	      $99.458      $84,539
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45       N/A 	       0.01%	            0.45%

Broker
First Boston Brokerage Co.

Underwriters of Boeing Co.

Underwriters     	                       Principal Amount
Credit Suisse First Boston LLC		 $140,000,000
Deutsche Bank Securities, Inc.	        140,000,000
J.P. Morgan Securities, Inc.	              140,000,000
Banc of America Securities LLC	         10,200,000
Banc One Capital Markets, Inc.		   10,200,000
Barclays Capital, Inc.	  		         10,200,000
BNP Paribas Securities Corp.		         10,200,000
Credit Lyonnais Securities, Inc.             10,200,000
Merrill Lynch, Pierce, Fenner & Smith Inc    10,200,000
Morgan Stanley & Co. Incorporated	         10,200,000
Salomon Smith Barney, Inc. 		         10,200,000
UBS Warburg LLC			               10,200,000
Wachovia Securities, Inc.		         10,200,000
ABN AMRO, Inc.				          5,200,000
Bayerische Landesbank			          5,200,000
BBVA Securities, Inc.			          5,200,000
BNY Capital Markets, Inc.		          5,200,000
Daiwa Securities SMBC Europe Ltd	          5,200,000
McDonald Investments, Inc.	                5,200,000
Mitsubishi Trust International Ltd	          5,200,000
Mizuho International PLC	  	          5,200,000
PNC Capital Markets, Inc.		          5,200,000
RBC Dominion Securities Corp.                 5,200,000
SG Cowen Securities Corp.                     5,200,000
Standard Chartered Bank                       5,200,000
The Royal Bank of Scotland PLC                5,200,000
Tokyo-Mitsubishi International PLC            5,200,000
U.S. Bancorp Piper Jaffray, Inc.              5,200,000

Total                                      $600,000,000

Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
2/6/03  	Goldman Sachs Group, Inc.

Shares            Price         Amount
100,000  	     $100.00      $100,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.875      N/A 	       0.01%	            0.15%

Broker
Goldman Sachs & Co.

Underwriters of Goldman Sachs Group, Inc.

Underwriters     	                    Principal Amount
Goldman, Sachs & Co.		          $1,600,000,000
ABN AMRO, Inc.                              16,000,000
Banc of America Securities LLC              16,000,000
Banc One Capital Markets, Inc.              16,000,000
Banco Santander Central Hispano, S.A.       16,000,000
Bank Brussels Lambert S.A.                  16,000,000
BNP Paribas Securities Corp.	              16,000,000
BNY Capital Markets, Inc.                   16,000,000
Commerzbank Capital Markets Corp.           16,000,000
Credit Agricole Indosuez                    16,000,000
Credit Lyonnais Securities (USA), Inc.      16,000,000
Daiwa Securities SMBC Europe Ltd            16,000,000
Danske Bank A/S                             16,000,000
Deutsche Bank Securities, Inc.              16,000,000
DZ Bank AG Deutsche Zentral-Genossenschaftsbank,
  Frankfurt am Main                         16,000,000
Fleet Securities, Inc.                      16,000,000
Edward D. Jones & Co., L.P.                 16,000,000
J.P. Morgan Securities, Inc.                16,000,000
Loop Capital Markets LLC                    16,000,000
McDonald Investments, Inc.                  16,000,000
Ormes Capital Markets, Inc.                 16,000,000
Salomon Smith Barney, Inc.                  16,000,000
SunTrust Capital Markets, Inc.              16,000,000
The Royal Bank of Scotland PLC              16,000,000
Tokyo-Mitsubishi International PLC          16,000,000
Wachovia Securities, Inc.                   16,000,000

Total                                   $2,000,000,000

Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
2/25/03  	Penney (JC) Co., Inc.

Shares            Price         Amount
15,000  	     $99.342      $14,901
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.65	    N/A 	       0.00%	           0.05%

Broker
First Boston Brokerage Co.

Underwriters of Penney (JC) Co., Inc.

Underwriters     	              Principal Amount
Credit Suisse First Boston LLC      $330,000,000
J.P. Morgan Securities, Inc.         144,000,000
Wachovia Securities, Inc.             48,000,000
Fleet Securities, Inc.			  39,000,000
HSBC Securities (USA), Inc.           39,000,000

Total                               $600,000,000


Bond Porfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
3/6/03  	TXU Energy Co.

Shares            Price         Amount
100,000	         $100.00       $100,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A 	       0.01%	            0.41%

Broker
Lehman Brothers, Inc.

Underwriters of TXU Energy Co.

Underwriters*                      Principal Amount*

Total				             $1,000,000,000
*Principal amount of underwriters were not available at time of filing.

Bond Porfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
4/16/03  	Equistar Chemical/Funding

Shares            Price         Amount
20,000	     $100.00       $20,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.25       N/A        	0.00%	            0.75%

Broker
Salomon Brothers, Inc.

Underwriters of Equistar Chemical/Funding

Underwriters*                       Principal Amount*

Total				              $450,000,000
*Principal amount of underwriters were not available at time of filing.

Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
4/30/03  	Liberty Media Corp.

Shares            Price         Amount
195,000	     $99.63        $194,279
                                         % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A     	 0.02%	            2.62%

Brokers
Lehman Brothers, Inc.

Underwriters of Liberty Media Corp.

Underwriters          	                   Principal Amount
Lehman Brothers, Inc.			           $300,002,000
Citigroup Global Markets, Inc.		      300,001,000
Merrill Lynch, Pierce, Fenner & Smith Inc       300,001,000
Banc of America Securities LLC 		        8,333,000
BNP Paribas Securities, Inc.                      8,333,000
BNY Capital Markets, Inc.			        8,333,000
Credit Lyonnais Securities (USA), Inc. 		  8,333,000
Deutsche Bank Securities, Inc.			  8,333,000
Fleet Securities, Inc.				        8,333,000
ING Financial Markets LLC			        8,333,000
J.P. Morgan Securities, Inc. 			        8,333,000
RBC Dominion Securities Corp.			        8,333,000
Scotia Capital (USA), Inc.			        8,333,000
TD Securities (USA), Inc.			        8,333,000
Wachovia Securities, Inc.			        8,333,000

Total                                        $1,000,000,000

Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
5/12/03  	Arizona Public Service Co.

Shares            Price         Amount
80,000  	      $99.26       $79,408
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.70      N/A 		 0.03%	            4.21%

Broker
Lehman Brothers, Inc.

Underwriters of Arizona Public Service Co.

Underwriters     	              Principal Amount
Lehman Brothers, Inc.		        $105,000,000
Citigroup Global Markets, Inc.          75,000,000
Barclays Capital, Inc.			    45,000,000
Banc of America Securities LLC	    12,500,000
Banc One Capital Markets, Inc.	    12,500,000
BNY Capital Markets, Inc. 		    12,500,000
J.P. Morgan Securities, Inc.		    12,500,000
KBC Financial Products USA, Inc.	    12,500,000
UBS Warburg LLC				    12,500,000

Total                                 $300,000,000

Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
5/12/03  	Arizona Public Service Co.

Shares            Price         Amount
100,000  	      $99.26       $99,264
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.70      N/A 		 0.06%	            1.00%

Broker
Lehman Brothers, Inc.

Underwriters of Arizona Public Service Co.

Underwriters     	              Principal Amount
Lehman Brothers, Inc.		     $105,000,000
Citigroup Global Markets, Inc.       75,000,000
Barclays Capital, Inc.			 45,000,000
Banc of America Securities LLC	 12,500,000
Banc One Capital Markets, Inc.	 12,500,000
BNY Capital Markets, Inc. 		 12,500,000
J.P. Morgan Securities, Inc.		 12,500,000
KBC Financial Products USA, Inc.	 12,500,000
UBS Warburg LLC				 12,500,000

Total                              $300,000,000

Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
5/13/03  	AEGON N.V.

Shares            Price         Amount
170,000  	     $99.98       $169,958
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45      N/A 		 0.02%	            6.69%

Broker
BA Securities, Inc.

Underwriters of AEGON N.V.

Underwriters     	              Principal Amount
Banc of America Securities LLC	$290,625,000
Citigroup Global Markets, Inc.       290,625,000
Banc One Capital Markets, Inc.	  93,750,000
ABN AMRO, Inc.   	          	        18,750,000
Credit Suisse First Boston LLC	  18,750,000
J.P. Morgan Securities, Inc.		  18,750,000
UBS Warburg LLC				  18,750,000

Total                               $750,000,000
Bond Porfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
5/15/03  	Capital One Bank

Shares            Price         Amount
80,000	         $99.56       $79,648
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.50       N/A 	       0.01%	           5.68%

Broker
BA Securities, Inc.

Underwriters of Capital One Bank

Underwriters*                       Principal Amount*

Total				              $600,000,000
*Principal amount of underwriters were not available at time of filing.



Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/19/03  	Arch Western Finance

Shares            Price         Amount
25,000	     $100.00       $25,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.75       N/A       	0.00%	           1.14%

Broker
Salomon Brothers, Inc.

Underwriters of Arch Western Finance

Underwriters*                       Principal Amount*

Total				              $700,000,000
*Principal amount of underwriters were not available at time of filing.

Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/26/03  	GMAC

Shares            Price         Amount
110,000	     $99.20      	$109,122
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.75       N/A 	       0.01%	           3.41%

Broker
Salomon Brothers, Inc.

Underwriters of GMAC

Underwriters*                       Principal Amount*

Total				             $1,250,000,000
*Principal amount of underwriters were not available at time of filing.

Bond Portfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/26/03  	GMAC

Shares            Price         Amount
285,000	     $98.62       $281,076
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.75       N/A       	0.01%	           4.02%

Broker
Merrill Lynch MBS, Inc.

Underwriters of GMAC

Underwriters*                       Principal Amount*

Total				             $3,000,000,000
*Principal amount of underwriters were not available at time of filing.

Bond Porfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/19/03  	Xerox Corp.

Shares            Price         Amount
20,000  	     $100.00       $20,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.13       N/A 	        0.01%	            0.91%

Broker
Deutsche Morgan Grenfell

Underwriters of Xerox Corp.

Underwriters     	               Principal Amount
Deutsche Bank Securities, Inc.	     $63,375,000
J.P. Morgan Securities, Inc.              63,375,000
Citigroup Global Markets, Inc.            63,375,000
Goldman Sachs & Co.                       63,375,000
Merrill Lynch, Pierce, Fenner & Smith Inc 63,375,000
UBS Securities LLC                        63,375,000
Banc One Capital Markets, Inc.            44,479,000
Bear, Stearns & Co., Inc.                 27,500,000
Danske Markets, Inc.                      27,500,000
BNP Paribas Securities Corp.              13,750,000
Credit Suisse First Boston LLC            11,000,000
Fleet Securities, Inc.                    17,791,000
PNC Capital Markets, Inc.                 27,730,000

Total                                   $550,000,000

Bond Porfolio
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/24/03  	HSBC Capital Funding LP

Shares            Price         Amount
115,000	    $100.00       	$115,000
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.00       N/A         	0.01%	           7.78%

Broker
HSBC Securities, Inc.

Underwriters of HSBC Capital Funding LP

Underwriters*                       Principal Amount*

Total				               $1,250,000,000
*Principal amount of underwriters were not available at time of filing.




BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/08/03	Goldman Sachs Group, Inc.

Shares        	Price         Amount
260,000		$99.87	$259,662
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.45       N/A 	       0.01%	          0.35%

Broker
Goldman Sachs, Inc.

Underwriters of Goldman Sachs Group, Inc.

Underwriters     	                  Principal Amount
Goldman, Sachs & Co.			    $1,600,000,000
ABN AMRO Incorporated			        20,000,000
Banc of America Securities LLC		  20,000,000
Banc One Capital Markets, Inc.	        20,000,000
BNP Paribas Securities Corp.		        20,000,000
BNY Capital Markets, Inc		   	  20,000,000
Commerzbank Capital Markets Corp. 		  20,000,000
Daiwa Securities SMBC Europe Limited	  20,000,000
Danske Bank AS					  20,000,000
Guzman & Company				        20,000,000
HSBC Securities (USA) Inc. 			  20,000,000
ING Financial Markets LLC			  20,000,000
Edward D. Jones & Co., L.P.			  20,000,000
J.P. Morgan Securities Inc.			  20,000,000
Mellon Financial Markets, LLC			  20,000,000
Samuel A. Ramirez & Company, Inc.		  20,000,000
Muriel Siebert & Co., Inc. 			  20,000,000
SunTrust Capital Markets, Inc.		  20,000,000
Tokyo-Mitsubishi International plc		  20,000,000
Wachovia Capital Markets, LLC			  20,000,000
Wells Fargo Brokerage Services, LLC		  20,000,000
                                        --------------
          Total				    $2,000,000,000
                                        ==============

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/14/03	SLM Corp.

Shares		Price		Amount
245,000		$99.03	$242,624

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.75       N/A 	       0.03%	          0.56%

Broker
Morgan Stanley & Co.

Underwriters of SLM Corp.

Underwriters	  	                Principal Amount
Morgan Stanley & Co., Inc.		      $300,000,000
Citigroup Global Markets, Inc.	       300,000,000
ABN AMRO, Inc.				        18,750,000
Banc of America Securities LLC		  18,750,000
Banc One Capital Markets, Inc.		  18,750,000
Credit Suisse First Boston LLC		  18,750,000
J.P. Morgan Securities, Inc.		        18,750,000
Lehman Brothers, Inc.			        18,750,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. 18,750,000
UBS Warburg LLC				        18,750,000
					        ----------------
Total					            $750,000,000
					        ================

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/15/03	Packaging Corp. of America

Shares          Price   	Amount
145,000	    $99.14	 	$143,753

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65        N/A	       0.04%	          1.07%

Broker
Morgan Stanley & Co.

Underwriters of Packaging Corp. of America

Underwriters*     	      Principal Amount
					----------------
Total				         $400,000,000
					================
*Principal amount of underwriters were not available at time of filing.

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/22/03	Delphi Corporation

Shares		Price		Amount
65,000		$98.81	$64,227
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.45       N/A 	       0.01%	          0.34%

Broker
Barclays Capital, Inc.

Underwriters of Delphi Corporation

Underwriters     	                Principal Amount
Barclays Capital Inc.    		$ 175,000,000
Citigroup Global Markets Inc.      	  175,000,000
Banc of America Securities LLC         75,000,000
Credit Suisse First Boston LLC         10,000,000
J.P. Morgan Securities Inc.      	   10,000,000
Morgan Stanley & Co. Incorporated      10,000,000
UBS Securities LLC      		   10,000,000
BNP Paribas Securities Corp.      	    5,000,000
Deutsche Bank Securities Inc.      	    5,000,000
HSBC Securities (USA) Inc.      	    5,000,000
McDonald Investments Inc.               5,000,000
Ramirez & Co., Inc.      		    5,000,000
The Royal Bank of Scotland plc          5,000,000
Tokyo-Mitsubishi International plc      5,000,000
    					   ----------------
Total				  	      $ 500,000,000
					   ================

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/06/03	Miller Brewing Company

Shares            Price         Amount
260,000	      $99.23  	$257,998

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.45       N/A 	       0.02%	       0.62%

Broker
Salmon Brothers, Inc.

Underwriters of Miller Brewing Company

Underwriters*     	      Principal Amount
					----------------
Total					$1,100,000,000
					================

*Principal amount of underwriters were not available at time of filing.

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/06/03	Westpac Capital Trust III

Shares            Price         Amount
325,000 	     $100.00	$325,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.10       N/A 	       0.04%	          1.11%

Broker
SBC Warburg, Inc. New York

Underwriters of Westpac Capital Trust III

Underwriters*     	      Principal Amount
					----------------
Total					$750,000,000
					================

*Principal amount of underwriters were not available at time of filing.

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
08/07/03	Medco Health Solutions, Inc.

Shares            Price         Amount
125,000 	     $99.20 	$124,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.48       N/A 	       0.03%	          1.00%

Broker
Salomon Brothers, Inc.

Underwriters of Medco Health Solutions, Inc.

Underwriters     	                Principal Amount
Goldman Sachs & Co.			$101,524,000
J.P. Morgan Securities, Inc.		 101,524,000
Citigroup Global Markets, Inc.	 101,524,000
Banc One Capital Markets, Inc.        50,759,000
Wachovia Capital Markets LLC		  50,759,000
Fleet Securities, Inc.			  39,340,000
Scotia Capital (USA), Inc.		  39,340,000
McDonald Investments, Inc.		   7,615,000
PNC Capital Markets, Inc.		   7,615,000
					  ----------------
Total					      $500,000,000
                                ================

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
10/01/03	AmeriCredit Automobile Receivables
		Trust 2003-DM A4

Shares            Price         Amount
225,000          $99.99 	 $224,977

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.25       N/A 	       0.06%	       3.80%

Broker
Barclays Capital, Inc.

Underwriters of AmeriCredit Automobile Receivables
		Trust 2003-DM A4

Underwriters     	                Principal Amount
Barclays Capital, Inc.			$106,200,000
Wachovia Capital Markets, Inc.	 106,200,000
Banc One Capital Markets, Inc.	  35,400,000
Credit Suisse First Boston LLC	  35,400,000
J.P. Morgan Securities, Inc.		  35,400,000
Lehman Brothers, Inc.			  35,400,000
                                 	----------------
Total                              	$354,000,000
					      ================

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
10/01/03	AmeriCredit Automobile Receivables
		Trust 2003-DM A3B

Shares            Price         Amount
550,000          $100.00 	 $550,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.22       N/A 	       0.53%	       13.66%

Broker
Barclays Capital, Inc.

Underwriters of AmeriCredit Automobile Receivables
		Trust 2003-DM A3B

Underwriters     	                Principal Amount
Barclays Capital, Inc.			$31,200,000
Wachovia Capital Markets, Inc.	 31,200,000
Banc One Capital Markets, Inc.	 10,400,000
Credit Suisse First Boston LLC	 10,400,000
J.P. Morgan Securities, Inc.		 10,400,000
Lehman Brothers, Inc.			 10,400,000
                              ----------------
Total                              $104,000,000
					================

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/24/03	Safeway, Inc.

Shares		Price		Amount
275,000      	$99.96	$274,890

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.60       N/A 	       0.09%	          2.34%

Broker
BA Securities, Inc.

Underwriters of Safeway, Inc.

Underwriters     	                Principal Amount
Banc of America Securities LLC	$ 90,000,000
Banc One Capital Markets, Inc.	  90,000,000
Barclays Capital Inc.			  21,000,000
Deutsche Bank Securities Inc.		  21,000,000
J.P. Morgan Securities Inc.		  21,000,000
Wachovia Capital Markets, LLC		  21,000,000
BNY Capital Markets, Inc.		  12,000,000
McDonald Investments Inc.		  12,000,000
U.S. Bancorp Piper Jaffray Inc.	  12,000,000
					  ----------------
Total					      $300,000,000
					  ================

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/30/03	Altria Group, Inc.


Shares		Price		Amount
100,000      	$99.97	$99,970

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	       0.01%	          0.27%

Broker
Lehman Brothers, Inc. New York

Underwriters of Altria Group, Inc.

Underwriters     	                Principal Amount
Citigroup Global Markets Inc. 	$233,500,000
J.P. Morgan Securities Inc.		 233,500,000
Lehman Brothers Inc.			 233,500,000
ABN AMRO Incorporated			  47,400,000
BNP Paribas Securities Corp.		  47,400,000
Dresdner Kleinwort Wasserstein
Securities LLC				  47,400,000
ING Financial Markets LLC		  47,400,000
SG Cowen Securities Corp.		  47,400,000
UBS Securities LLC			  47,400,000
Muriel Siebert & Co., Inc.		   5,034,000
Ormes Capital Markets, Inc.		   5,033,000
Samuel A. Ramirez & Co., Inc.		   5,033,000
                                  ----------------
Total                             $1,000,000,000
					    ================

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/30/03	DaimlerChrysler North American
		Holding Corp.


Shares		Price		Amount
390,000      	$99.97	$389,883
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.43       N/A 	       0.02%	          0.58%

Broker
BA Securities, Inc.

Underwriters of DaimlerChrysler North American
		Holding Corp.


Underwriters*    	                Principal Amount
                                	----------------
Total                              	$2,000,000,000
				      	================

*Principal amount of underwriters were not available at time of filing.

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/06/03	Tyco International Groups S.A.

Shares		Price		Amount
245,000     	$99.57	$243,947

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	       0.02%	          0.38%

Broker
SBC Warburg, Inc. New York

Underwriters of Tyco International Groups

Underwriters*    	                Principal Amount
                                 	----------------
Total                              	$1,000,000,000
					      ================

*Principal amount of underwriters were not available at time of filing.

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/06/03	American General Finance Corp.

Shares		Price		Amount
340,000     	$99.64	$338,776

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.20       N/A 	       0.09%	          2.86%

Broker
BA Securities, Inc.

Underwriters of American General Finance Corp.

Underwriters*    	                Principal Amount
                                   ----------------
Total                               $400,000,000
					     ================

*Principal amount of underwriters were not available at time of filing.

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/13/03	DOMTAR, Inc.

Shares		Price		Amount
205,000     	$99.26	$203,483

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	       0.06%	          1.50%

Broker
Salomon Brothers, Inc. New York

Underwriters of DOMTAR, Inc.

Underwriters     	                Principal Amount
J.P. Morgan Securities Inc.		     $140,000,000
CIBC World Markets Corp.		       21,518,000
Citigroup Global Markets Inc.		       21,518,000
Deutsche Bank Securities Inc.		       21,518,000
Harris Nesbitt Corp.      		       21,518,000
Putnam Lovell NBF Securities Inc.   	 21,518,000
RBC Dominion Securities Corporation        21,518,000
Scotia Capital (USA) Inc.      		 21,518,000
TD Securities (USA) Inc.      		 21,518,000
Banc of America Securities LLC      	 14,735,000
Desjardins Securities International Inc.    9,380,000
Rabo Securities USA, Inc.      		  7,875,000
BNP Paribas Securities Corp.      	        2,947,000
Lazard Freres & Co. LLC      		        2,919,000
                                    	----------------
Total                               	$350,000,000
					            ================

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/17/03	Ford Motor Credit Company

Shares		Price		Amount
270,000     	$101.69	$274,563

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.28       N/A 	       0.03%	          0.69%

Broker
Salomon Brothers, Inc. New York

Underwriters of Ford Motor Credit Company

Underwriters     	                Principal Amount
Citigroup Global Markets Inc.    	$500,000,000
J.P. Morgan Securities Inc.      	 500,000,000
                                ----------------
Total                             $1,000,000,000
					  ================

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/18/03	Capital One Auto Finance
		Trust Ser. 2003-B A4

Shares		Price		Amount
125,000     	$99.98	$124,975

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.26       N/A 	       0.05%	          4.01%

Broker
Lehman Government Securities

Underwriters of Capital One Auto Finance

Underwriters     	                Principal Amount
Lehman Brothers Inc.			  $94,000,000
Wachovia Capital Markets, LLC		   94,000,000
Citigroup Global Capital Markets Inc.  11,750,000
Credit Suisse First Boston LLC	   11,750,000
Deutsche Bank Securities Inc.		   11,750,000
J.P. Morgan Securities Inc.		   11,750,000
                                 ----------------
Total                                $235,000,000
					   ================

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/19/03	Hutchinson Whampoa International, Ltd.

Shares		Price		Amount
275,000     	$99.90	$274,725

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.45       N/A   	  0.01%	          0.35%

Broker
Lehman Government Securities

Underwriters of Hutchinson Whampoa International, Ltd.

Underwriters*    	                Principal Amount
                                   ----------------
Total                               $2,000,000,000
					     ================

*Principal amount of underwriters were not available at time of filing.

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/25/03	UnitedHealth Group, Inc.

Shares		Price		Amount
190,000     	$99.81	$189,639

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.35       N/A 	       0.04%	          0.98%

Broker
Salomon Brothers, Inc. New York

Underwriters of UnitedHealth Group, Inc.

Underwriters    	                      Principal Amount
Citigroup Global Markets Inc.		      $125,000,000
Banc of America Securities LLC		 125,000,000
J.P. Morgan Securities Inc.	              50,000,000
Goldman, Sachs & Co.			        40,000,000
Merrill Lynch, Pierce, Fenner & Smith
Incorporated				        40,000,000
UBS Securities LLC			        40,000,000
Banc One Capital Markets, Inc.		  35,000,000
Wachovia Capital Markets, LLC		        25,000,000
BNY Capital Markets, Inc.		        20,000,000
                                   	  ----------------
Total                               	$500,000,000
					        ================

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/03/03	UnionBanCal Corp.

Shares		Price		Amount
80,000      	$99.64	$79,712

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	       0.02%	        0.51%

Broker
Morgan Stanley and Company

Underwriters of UnionBanCal Corp.

Underwriters    	                Principal Amount
Merrill Lynch, Pierce, Fenner & Smith
Incorporated				$160,000,000
Morgan Stanley & Co. Incorporated    160,000,000
J.P. Morgan Securities Inc.     	  20,000,000
Bear, Stearns & Co. Inc.     		  12,000,000
Citigroup Global Markets Inc.     	  12,000,000
Credit Suisse First Boston LLC     	  12,000,000
Keefe, Bruyette & Woods, Inc.     	  12,000,000
Lehman Brothers Inc.     		  12,000,000
                                   	----------------
Total                              	$400,000,000
					      ================

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/03/03	Royal Bank of Scotland Trust
		Preferred Securities

Shares		Price		Amount
45,000      	$100.00	$45,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.00       N/A 	       0.00%	        0.12%

Broker
Salomon Brothers, Inc. New York

Underwriters of Royal Bank of Scotland Trust
		Preferred Securities

Underwriters    	                Principal Amount
Citigroup Global Markets Inc.   	$216,666,666
Greenwich Capital Markets, Inc.   	 216,666,667
J.P. Morgan Securities Inc.   	 216,666,667
                                  ----------------
Total                              	$650,000,000
				      	================

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/03/03	TXU Australia Holding Pty Ltd.

Shares		Price		Amount
150,000     	$99.99	$149,985

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	       0.05%	       1.05%

Broker
Salomon Brothers, Inc. New York

Underwriters of TXU Australia Holding Pty Ltd.

Underwriters*    	                Principal Amount
                                 	----------------
Total                              	$300,000,000
					      ================

*Principal amount of underwriters were not available at time of filing.

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/03/03	Household Finance Corp.

Shares		Price		Amount
465,000     	$99.71	$463,651

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.04       N/A 	        0.05%	       0.39%

Broker
HSBC Securities, Inc.

Underwriters of Household Finance Corp
Underwriters*    	                Principal Amount
                                   ----------------
Total                               $1,500,000,000
					     ================

*Principal amount of underwriters were not available at time of filing.

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/11/03	Wyeth

Shares		Price		Amount
155,000     	$99.80	$154,690

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.65       N/A 	        0.01%	       0.22%

Broker
Salomon Brothers, Inc. New York

Underwriters of Wyeth

Underwriters    	                Principal Amount
Citigroup Global Markets Inc.      	$665,000,000
J.P. Morgan Securities Inc.      	 665,000,000
UBS Securities LLC      		 210,000,000
Scotia Capital (USA) Inc      	 210,000,000
                                ----------------
Total                             $1,750,000,000
					  ================

BOND PORTFOLIO
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/11/03	Wyeth

Shares		Price		Amount
95,000      	$99.63	$94,648

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.88       N/A 	       0.02%	       0.48%

Broker
Salomon Brothers, Inc. New York

Underwriters of Wyeth

Underwriters    	                Principal Amount
Citigroup Global Markets Inc.      $190,000,000
J.P. Morgan Securities Inc.         190,000,000
UBS Securities LLC      	     	 60,000,000
Scotia Capital (USA) Inc      	 60,000,000
                             	----------------
Total                              $500,000,000
					================